UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) March 28, 2008

GSE SYSTEMS, INC.
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(Exact name of registrant as specified in its charter)

Delaware	0-26494	52-1868008
(State of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
7133 Rutherford Rd, Suite 200, Baltimore MD 21244
(Address of principal executive offices and zip code)

(410) 277-3740
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Registrant's telephone number, including area code

Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously  satisfy the filing obligation or the registrant under any of the following provisions (see General Instructions A.2 below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d - 2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e - 4 (c))

Form 8-K

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective March 28, 2008, Harold D. Paris resigned from his position as Senior Vice President of GSE Systems, Inc.  Mr. Paris was responsible for the Company’s Atlanta-based business unit.  During Mr. Paris’ tenure with the Company, the Company and Mr. Paris had no disagreements relating to the Company’s operations, policies or practices.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GSE SYSTEMS, INC.

Date:  March 31, 2008                                                                /s/ Jeffery G. Hough
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Jeffery G. Hough
Senior Vice President and Chief Financial Officer